UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2020

ZOOM TELEPHONICS, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53722	04-2621506	02110
(Commission File Number)	(I.R.S. Employer Identification No.)	(Zip Code)

101 Arch Street, Boston, Massachusetts
(Address of Principal Executive Offices)

(617) 423-1072
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2020, the Company and Ms. Jacquelyn Barry Hamilton entered into a transition and separation agreement (the “Separation Agreement”). As previously reported on a Form 8-K filed with the Securities and Exchange Commission on November 20, 2020, Ms. Barry Hamilton was terminated from all positions held with the Company effective December 31, 2020.

Pursuant to the terms of the Separation Agreement, in consideration of, among other things, Ms. Barry Hamilton’s compliance with certain restrictive covenants and all agreements between her and the Company, a general release of all claims against the Company, and subject to her non-revocation of the Separation Agreement, Ms. Barry Hamilton will receive severance compensation equal to (i) her current base salary, at the rate of $185,000 per year, less all applicable federal, state or local tax withholdings, (ii) payment for accrued but unused sick time equal to 41.44 hours, and (iii) an additional $16,000, each payable in installments during the six months following the effective date of her separation from the Company. All of Ms. Barry Hamilton’s unvested stock options will be immediately vested and exercisable for up to 30 days following the date of separation. In addition, Ms. Barry Hamilton will receive continuation of certain health insurance benefits.

The Separation Agreement provides that Ms. Barry Hamilton may revoke the Separation Agreement for up to seven days following her execution of the Separation Agreement.

The foregoing summary is subject to, and qualified in its entirety by, the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Title
10.1	Transition and Separation Agreement, dated as of December 31, 2020, by and between Zoom Telephonics, Inc. and Jacquelyn Barry Hamilton.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Company Name

Dated: December 31, 2020	By:	/s/ Sean Doherty
Sean Doherty
Chief Financial Officer